Exhibit 10.20

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID ACT, (ii) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, OR NO-ACTION LETTER ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION, THAT SUCH REGISTRATION IS NOT REQUIRED, OR (iii) UNLESS SOLD PURSUANT TO, AND IN COMPLIANCE WITH THE REQUIREMENTS OF, RULE 144 OF SUCH ACT.

                          CHAMPIONLYTES PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Void after 5:00 PM EST                                 Right to Purchase 526,400
January 5,2008                                         shares of Common Stock
                                                       (subject to adjustment)

     Championlyte Products, Inc. (the "Company"), hereby certifies that, for value received, Holder (as hereinafter defined) is entitled, subject to the terms set forth herein, to purchase from the Company at any time or from time to time before 5:00 P.M. EST., on January 5, 2008, fully paid and non-assessable shares of Common Stock, $.001 par value, of the Company, at the purchase price per share of the lesser of $.07 per share or a price per share equal to Eighty Percent (80%) of the Company's closing bid price as of the date of exercise by the Holder as defined herein. (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant Certificate is the Common Stock Purchase Warrant (the "Warrant"), evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to a certain Consulting Services Agreement (the "Agreement"), dated as of January 6, 2003, between the Company and KNIGHTSBRIDGE HOLDINGS, LLC D/B/A KNIGHTSBRIDGE CAPITAL or its assigns (the "Holder"). This Warrant evidences a right to purchase an aggregate of 526,400 shares of Common Stock of the Company, subject to adjustment as provided herein. The right to sell the shares issued under conversion of this Warrant is subject to the terms and conditions as outlined in the Agreement.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" includes, in addition to the Company itself, any Corporation that shall succeed to or assume the obligation of the Company hereunder.

          (b) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends


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

     and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right to vote has been suspended by the happening of such a contingency).

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

          (d) The term "Person" shall have that meaning ascribed in the Securities Act of 1933, as amended.

          (e)The term "Shares" means the Common Stock of the Company issued or issuable upon exercise of the Warrant,

1.   Exercise of Warrant.

This Warrant, or any part hereof, is exercisable at a price of $.10 per share, subject to adjustment as hereinafter provided. Upon delivery of a Notice of Intention to Exercise all or any part of this Warrant together with payment of the Purchase Price for the Shares purchased at the Company's principal offices, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased in those denominations set forth in such notice by Holder. Payment of the Purchase Price may be made, at the option of the Holder: (a) by cash, money order, certified or bank cashier's check or wire transfer, (b) the surrender to the Company of securities of the Company having a value equal to the aggregate Purchase Price, as determined in good faith by the Company's board of directors, or (c) the delivery of a notice to the Company that the Holder is exercising this Warrant by authorizing the Company to reduce the number of shares of Common Stock subject to this Warrant by the number of shares having an aggregate value equal to the aggregate Exercise Price. In the event of the exercise of less than all of the Shares purchasable under this Warrant, the Company shall, at its expense, amend this Warrant so as only to reduce the number of Shares to which it may thereafter be exercised.

2.   Adjustment of Purchase Price and Number of Shares.

     2.1 (a) In case the Company shall (i) pay a dividend on its Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a small number of shares, then, in such an event, the Purchase Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Purchase Price will bear the same relation to the Purchase Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this subdivision (a), (i) shall become effective retroactively immediately after the record date in the case of a dividend and (ii) shall become effective immediately after the effective date in the case of a subdivision or combination. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive events or events described herein.

         (b) In case the Company shall distribute to holders of shares of Common Stock,


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

Other Securities, evidences of its indebtedness or assets (excluding cash dividends or distributions) or purchase rights, options or warrants to subscribe for or purchase such Other Securities, evidences of indebtedness or assets, then in each such case the Purchase Price in effect immediately prior thereto shall be adjusted by a fraction, the numerator of which shall be the total number of then outstanding shares of Common Stock multiplied by the current market price per share of Common Stock on the record date mentioned below, less the fair market value of the Other Securities, assets or evidences of indebtedness so distributed or of such rights, options or warrants as determined by the then current trading price of such Other Securities, assets or evidences of indebtedness so distributed or of such rights, options or warrants or, if there is no such active trading market, in the good faith determination of the Board of Directors, and the denominator or which shall be the total number of outstanding shares of Common Stock multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

     2.2 Upon each adjustment of the Purchase Price pursuant to subdivision (a) of Subsection 2.1, the number of shares of Common Stock purchasable upon exercise of this Warrant Certificate shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant Certificate by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the new Purchase Price.

     2.3 In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, this Warrant Certificate shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant Certificate, for the number of shares of stock or other securities which the Common Stock issuable (at the time of such capital reorganization or reclassification) upon exercise of this Warrant Certificate would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this Subsection 2.3.

     2.4 The form of this Warrant Certificate need not be changed because of any change in the Purchase Price pursuant to this Section 2 and any Warrant Certificate issued after such change may state the same Purchase Price and the same number of shares of Common Stock as are stated in this Warrant Certificate as initially issued.

3.   Adjustment for Reorganization, Consolidation, Merger, Etc.


     3.1 Merger, Etc. In case at any time or from time to time after the date of this Warrant, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, or (c) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company within 24 months from the date of such transfer (any such transaction being hereinafter sometimes referred to as a "Reorganization") then, in each such case, the Holder, upon the exercise hereof as provided in Section 1 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with


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

such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto (all subject to further adjustment thereafter as provided in Section 2, provided that the successor corporation in any such Reorganization described in clause (b) or (c) above where the Company will not be the surviving entity (the "Acquiring Company") has agreed prior to such Reorganization in a writing satisfactory in form and substance to the Holder that this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on exercise after t h e consummation of such Reorganization, and shall be binding upon the issuer of any such stock or other securities (including, in the case of any transfer of properties or assets referred to above, the Person acquiring all or substantially all of the properties or assets of the Company).

     3.2 Continuation of Terms. This Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 3.1.

4.   Registration

     (a) Unless registered under the Securities Act of 1933 and applicable state laws, this Warrant and the Shares or other securities issued upon exercise of this Warrant shall not be transferable unless, in the opinion of counsel to the Company or other counsel reasonably satisfactory to t h e Company, an exemption from registration under applicable securities laws is available. The Warrant, Shares and other securities issued upon the exercise of this Warrant shall be subject to as to transfer order and the certificate or certificates evidencing any such Shares or securities shall bear the following legend and any other legend which counsel for the Company may deem necessary or advisable:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED, AND MAY NOT BE SOLD. TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS SO REGISTERED OR UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


     (b) This Warrant has been issued pursuant to exemptions under federal and/or state securities laws available, in part, because the initial Holder hereof is an "accredited investor" as that term is defined in Regulation D under the Securities Act of 1933, and the Holder so warrants to the Company. The Company may require the Holder, upon exercise of this Warrant. to produce evidence reasonably satisfactory to the Company that the Holder is then an accredited investor.

     (c) If the Company shall receive from Holder a written request that the Company effect any registration with respect to all or a part of the shares issued upon execution of this warrant, the Company shall use its reasonable efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate


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

qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under ,the Securities Act of 1933, as amended) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such shares as are specified in such request. The registration statement filed pursuant to the request of Holder as aforesaid may include other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration and may include securities of the Company being sold for the account of the Company. Holder shall bear all expenses (including, without limitation, attorneys and accountants fees and printing expenses) incurred in connection with any such registration, qualification or compliance undertaken by the Company upon the request of Holder as aforesaid, provided, however, that all underwriting discounts and selling commissions applicable to the sale of the securities shall be borne by the holders, including the Company, of the securities so registered pro rata on the basis of the number of their shares so registered.

     If the Company at any time proposes to register any of its securities under the Securities Act of 1933, as amended ("Securities Act") for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the shares for sale to the public), it will give prompt written notice to Holder of its intention to do so and of the proposed method of distribution of such securities. Upon the written request of Holder received by the Company within ten (10) days after the giving of any such notice by the Company to register any of the shares issuable upon execution of this warrant and not yet sold or otherwise transferred by Holder, the Company will use reasonable efforts to cause such shares to be covered by the registration statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act, subject to the same "lock-up" and/or "dribble-out" provisions as all other listed selling shareholders in such registration statement may be subject.

5.   No Dilution or Impairment

The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment,

6.   Replacement of Warrants,

On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

7.   Remedies.

The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of


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
this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against violation of any of the terms hereof or otherwise.

8.   Negotiability, Assignment, etc.

This Warrant may be transferred by written assignment to any third party assigns
provided   however  that  any  such   assignment  does  not  conflict  with  the
restrictions set forth in the legend appearing at the header hereof.

9.   Notice, etc.

All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by Holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the Holder of this Warrant who has so furnished an address to the Company.

10.  Miscellaneous.

This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

11.  Expiration.

The right to exercise his Warrant shall expire at 5:00 P.M., EST, on January 5,2008.


Dated:                                        CHAMPIONLYTE PRODUCTS, INC.
       -------------------

                                              By:   /s/ Marshall Kanner
                                                    ----------------------
                                              Name:    Marshall Kanner
                                              Title:   Interim COO


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

                                   EXHIBIT A

                        NOTICE OF INTENTION TO EXERCISE

The Championlyte Products, Inc.:

     The undersigned registered holder of this Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder ______________ shares of Common Stock of Championlyte Products, Inc., all at the price and on the terms and conditions specified in this Warrant, and requests that the certificates for such shares be issued in the name of __________________ (social security of other identifying number:__________________________) and delivered to the following address:


________________________________________________________________________________
(Street)                                             (City,  State and Zip Code)


Dated:
       -------------------                            --------------------------
                                                      (Signature of Holder)
                                                      (Street Address)
                                                      (City, State and Zip Code)


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